Note 12 - Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Events [Text Block]
12.	Subsequent event

Private Placement Financing

On February 29, 2012, the Company completed a private placement offering of 1,848,601 units at a price of $2.20 each for total gross proceeds, before expenses, of $4,066,922. Each unit consists of one common share and one half of one common share purchase warrant. Each whole warrant entitles the holder to acquire one common share at a price of $2.60. The warrants expire on February 28, 2017.

On the date of issuance, the Black-Scholes aggregate value of the 924,302 warrants was $794,900 and is based on an assumed risk-free interest rate of 1.44%, volatility of 40%, a zero dividend yield and an expected life of 5 years.